The Long-Term Care ETF

Schedule of Investments (unaudited)

January 31, 2021

	Shares/Principal Amounts	Value

Common Stocks - 100.0%
Commercial Services & Supplies - 2.1%
Healthcare Services Group, Inc.	15,145	$491,001
Equity Real Estate Investment Trusts (REITs) - 58.1%
Aedifica SA	6,772	820,262
Care Property Invest NV	4,937	155,047
CareTrust, Inc.	19,289	433,231
Diversified Healthcare Trust	48,170	193,643
Healthpeak Properties, Inc.	82,415	2,443,605
Ingenia Communities Group	56,128	216,182
LTC Properties, Inc.	7,885	304,677
National Health Investors, Inc.	8,716	565,146
New Senior Investment Group, Inc.	15,708	83,252
Omega Healthcare Investors, Inc.	34,675	1,255,929
Sabra Health Care, Inc.	41,756	701,083
Ventas, Inc.	57,196	2,635,020
Welltower, Inc.	63,912	3,873,067

		13,680,144
Health Care Providers & Services - 36.9%
Addus HomeCare Corp.*	3,189	358,922
Ambea AB(144A)*	15,701	128,917
Amedisys, Inc.*	4,929	1,416,151
Arvida Group, Ltd.	95,980	123,819
Attendo AB(144A)*	20,304	114,065
Brookdale Senior Living, Inc.*	36,765	181,619
Charm Care Corp. KK	3,300	41,670
Chartwell Retirement Residences	42,738	357,642
Elan Corp.	5,800	82,267
Ensign Group, Inc.	10,471	819,670
Estia Health, Ltd.	39,548	56,742
Extendicare, Inc.#	16,271	78,206
Five Star Senior Living, Inc.*	3,664	26,491
Japara Healthcare, Ltd.	53,416	30,533
Korian SA*	15,032	557,002
LHC Group, Inc.*	5,132	1,022,397
Mediterranean Towers, Ltd.	16,791	47,723
N Field Co., Ltd.	2,400	20,058
National HealthCare Corp.	2,513	160,958
Oceania Healthcare, Ltd.	78,305	89,166
Orpea*	8,137	1,127,952
Pennant Group, Inc.*	5,215	280,410
Regis Healthcare, Ltd.	25,507	35,520
Ryman Healthcare, Ltd.	78,120	876,045
Sienna Senior Living, Inc.#	13,546	139,442
St-Care Holding Corp.	2,300	20,738
Summerset Group Holdings, Ltd.	46,083	404,190
Tsukui Holdings Corp.	10,200	54,656
Viemed Healthcare, Inc.*	6,096	51,108

		8,704,079
Hotels, Restaurants & Leisure - 0.1%
Silver Life Co., Ltd.	900	17,691
Professional Services - 2.2%
SMS Co., Ltd.	13,800	512,088
Real Estate Management & Development - 0.6%
Lifestyle Communities, Ltd.	15,541	150,002

Total Common Stocks (cost $24,970,174)		23,555,005

		Shares/Principal Amounts		Value

Investment Companies - 0.0%
Money Markets - 0.0%
State Street Institutional U.S. Government Money Market Fund, 0.0300% ºº (cost $2,098)			2,098	$2,098

Investments Purchased with Cash Collateral from Securities Lending - 0.7%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0244% ºº,£			140,318	140,318
Time Deposits - 0.1%
Royal Bank of Canada, 0.0600% , 2/1/21			$35,080	35,080

Total Investments Purchased with Cash Collateral from Securities Lending (cost $175,398)				175,398

Total Investments (total cost $25,147,670) - 100.7%				23,732,501

Liabilities, net of Cash, Receivables and Other Assets - (0.7%)				(174,293)

Net Assets - 100%				$23,558,208

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$17,474,876	73.6%
France	1,684,954	7.1
New Zealand	1,493,220	6.3
Belgium	975,309	4.1
Japan	749,168	3.2
Canada	575,290	2.4
Australia	488,979	2.1
Sweden	242,982	1.0
Israel	47,723	0.2
Total	$23,732,501	100.0%

Schedules of Affiliated Investments — (% of Net Assets)
	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 1/31/21
Investments Purchased with Cash Collateral from Securities Lending — 0.6%
Investment Companies — 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0244%ºº	$103Δ	$—	$—	$140,318

	Market Value at 10/31/20	Purchases	Sales	Market Value at 1/31/21
Investments Purchased with Cash Collateral from Securities Lending — 0.6%
Investment Companies — 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0244%ºº	$115,844	$68,643	$(44,169)	$140,318

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.
#	Loaned security; a portion of the security is on loan at January 31, 2021.
ºº	Rate shown is the 7-day yield as of January 31, 2021.
£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1993 Act. Unless otherwise noted, these securities have been determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. The total value of 144A securities as of the year ended January 31, 2021 is $242,982 which represents 1.0% of net assets.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of January 31, 2021.
Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
_____________________________________________________________________________________________________________________
Assets Investments in Securities:
Common Stocks	$23,555,005	$—	$—
Investment Companies	2,098	—	—
Investments Purchased with Cash Collateral from Securities Lending	—	175,398	—

Total Assets	$23,557,103	$175,398	$—
______________________________________________________________________________________________________________________

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed by Janus Capital to be unreliable, are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of January 31, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.